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                                                                 Exhibit 10.11.2

                     SECOND AMENDMENT TO NET LEASE AGREEMENT
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     This Second Amendment to Net Lease Agreement (this "Second Amendment") is
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made and entered into as of the 18th day of April, 2000, by and between West
Marine, Inc., a Delaware corporation ("Tenant") and Cabot Industrial Properties,
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L.P., a Delaware limited partnership ("Landlord").
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                                    RECITALS
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     A. WHEREAS, Tenant, W/H No. 31, L.L.C., a South Carolina limited liability company ("Initial Landlord") and Walsh, Higgins & Company, an Illinois
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corporation ("Contractor") entered into that certain Net Lease Agreement, dated
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as of March 11 1997, as amended by that certain First Amendment to Net Lease
Agreement, dated as of August 11, 1998 (as amended, the "Initial Lease", and as
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amended hereby, the "Lease");
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     B. WHEREAS, Initial Landlord has assigned all of its right, title and interest in, to and under the Initial Lease to Landlord.

     C. WHEREAS, the Initial Lease contained certain expansion rights which the Tenant has decided not to exercise and the Tenant and Landlord desire to amend the Initial Lease to remove all references to such expansion option;

     D. NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Landlord hereby agree as follows:

     1. Recitals. The recitals set forth above are true and correct and are
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hereby incorporated in their entirety.

     2. Definitions.  Capitalized terms used, but not defined herein, shall have
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the same meanings herein as ascribed to them in the Initial Lease.

     3. Section 1(c). Section 1(c) of the Initial Lease is hereby amended and
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modified by deleting it in its entirety and replacing it with the following:
"INTENTIONALLY DELETED". All references in the Initial Lease to any of the terms defined in Section 1(c) of the Initial Lease (including without limitation, Carolina Foods Agreement, Carolina Foods Memorandum, Anderson Agreement, Anderson Memorandum, Option Fees, Expansion Option, Option Fee Additional Rent, Expansion Land, Expansion Premises and others) are hereby deemed void and of no effect.

     4. Ramifications. Except as specifically herein amended, all terms,
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provisions, conditions and exhibits contained in the Initial Lease are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Second Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Initial Lease, the terms,

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provisions, conditions and exhibits of this Second Amendment shall govern and control.

     5. Governing Law. This Second Amendment shall be a contract made under,
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governed by and construed in accordance with, the terms of the laws of the State of South Carolina.

     6. Counterparts. This Second Amendment may be executed in any number of
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counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Second Amendment.

     7. Successors and Assigns. This Second Amendment shall be binding upon and
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shall inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Captions. Captions used in this Second Amendment are provided for
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convenience and reference only and should not be used in construing this Second
Amendment.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Second Amendment as of the day and year first above written.

                                   TENANT:
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                                   WEST MARINE, INC., a Delaware corporation

                                   By:      /s/ Richard Everett
                                      ------------------------------------------
                                   Name:     Richard Everett
                                   Title:    President of Stores and C.O.O.


                                   By:      /s/ Joseph A. DiRocco
                                      ------------------------------------------
                                   Name: Joseph A. DiRocco
                                   Title: Senior Vice President


                                   CABOT INDUSTRIAL PROPERTIES, L.P.,
                                   a Delaware limited partnership

                                   By:  Cabot Industrial Trust,
                                        a Maryland real estate investment trust,
                                        sole general partner

                                   By:      /s/ Gerald F. Ianetta
                                       -----------------------------------------
                                   Name: Gerald F. Ianetta
                                   Title: Senior Vice President

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